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                           CLASS A, B AND C SHARES OF

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      Supplement dated September 29, 2000
                   to the Prospectus dated February 28, 2000,
                         as revised September 11, 2000


Effective September 29, 2000, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:

     "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

     o Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

     o Robert A. Shelton, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, he was a financial analyst for CS First Boston.

     o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

     o Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1991."